==============================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) August 30, 2005


                                  CWHEQ, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)




                     Delaware                              333-126790                      87-0698310
           ----------------------------                   -----------                 ------------------
           (State or Other Jurisdiction                   (Commission                   (I.R.S. Employer
                 of Incorporation)                        File Number)                Identification No.)

                 4500 Park Granada
               Calabasas, California                                                         91302
               ---------------------                                                       ----------
               (Address of Principal                                                       (Zip Code)
                Executive Offices)



Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*


         CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of August 30, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2005-D.




----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2005 and the Prospectus Supplement dated August 26, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-D.

         The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                                                           Loan Group 1

                                         Principal Balances for the Group 1 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
 Range of Principal Balances ($)    Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 -------------------------------    -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
      0.01 -  10,000.00......     $   11,891,523    1,758        1.37%     $    6,764    7.510%     294.51        718        80.5%
 10,000.01 -  20,000.00......         75,990,598    4,806        8.76          15,812    8.104      295.18        705        86.3
 20,000.01 -  30,000.00......        161,181,229    6,255       18.59          25,768    8.065      297.33        703        89.7
 30,000.01 -  40,000.00......        153,102,534    4,374       17.66          35,003    8.143      297.81        705        90.2
 40,000.01 -  50,000.00......        129,880,146    2,858       14.98          45,444    7.937      297.91        703        89.8
 50,000.01 -  60,000.00......        107,927,518    1,955       12.45          55,206    8.079      297.72        705        90.7
 60,000.01 -  70,000.00......         80,121,348    1,228        9.24          65,245    8.149      297.22        703        91.4
 70,000.01 -  80,000.00......         40,827,449      548        4.71          74,503    7.962      297.41        696        84.8
 80,000.01 -  90,000.00......         24,535,629      288        2.83          85,193    7.936      297.03        696        85.1
 90,000.01 - 100,000.00......         35,524,548      366        4.10          97,062    7.547      297.60        692        78.4
100,000.01 - 125,000.00......         22,631,734      202        2.61         112,038    7.709      297.15        709        81.3
125,000.01 - 150,000.00......         17,294,033      124        1.99         139,468    8.091      295.55        699        79.6
150,000.01 - 175,000.00......          4,887,964       30        0.56         162,932    7.511      297.30        703        82.5
175,000.01 - 200,000.00......            950,861        5        0.11         190,172    7.844      298.62        757        74.6
225,000.01 - 250,000.00......            247,926        1        0.03         247,926    6.750      298.00        673        60.0
                                  --------------  --------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========


         As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 1 was approximately $34,962.


                                           Loan Programs for the Group 1 Mortgage Loans



                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
 Description of Loan Programs       Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 ----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
10 Year Draw, 20 Year Repay..     $   12,289,752      382         1.42%    $   32,172   7.605%     359.52        716        92.6
10 Year Draw, 0 Year Repay...             20,200        1         0.00         20,200   6.250       97.00        663        83.2
3 Year Draw, 10 Year Repay...             18,938        2         0.00          9,469   9.500       82.96        713        92.9
5 Year Draw, 10 Year Repay...            402,023       10         0.05         40,202   8.594      162.32        718        93.2
10 Year Draw, 15 Year Repay (1)      853,913,823   24,395        98.49         35,004   8.029      296.50        703        88.3
15 Year Draw, 0 Year Repay...            188,170        3         0.02         62,723   6.736      112.58        687        84.9
15 Year Draw, 10 Year Repay..            162,134        5         0.02         32,427   9.426      285.30        674        91.2
                                  --------------  --------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========

        --------------
        (1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

                                             Loan Rates for the Group 1 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
 Range of Loan Rates (%)            Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 ----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
 Less than or equal to 3.000.    $        21,787        1        0.00%     $   21,787    2.990%     299.00        667        80.0%
 3.501 -  4.000..............         71,104,887    2,198        8.20          32,350    3.990      299.38        699        81.7
 4.001 -  4.500..............          1,228,176       35        0.14          35,091    4.459      295.72        699        95.9
 4.501 -  5.000..............         25,794,532      687        2.98          37,547    4.871      297.56        705        94.0
 5.001 -  5.500..............          6,252,469      168        0.72          37,217    5.252      299.64        700        92.2
 5.501 -  6.000..............         21,534,962      681        2.48          31,623    5.980      299.10        707        92.5
 6.001 -  6.500..............         82,818,357    2,354        9.55          35,182    6.314      297.12        720        77.0
 6.501 -  7.000..............         65,556,632    1,720        7.56          38,114    6.753      296.67        715        76.6
 7.001 -  7.500..............         61,162,894    1,606        7.05          38,084    7.332      298.03        693        81.5
 7.501 -  8.000..............         51,961,210    1,339        5.99          38,806    7.829      301.09        707        87.1
 8.001 -  8.500..............         87,496,606    2,679       10.09          32,660    8.293      296.40        713        89.7
 8.501 -  9.000..............        116,676,196    3,359       13.46          34,735    8.774      296.40        724        94.8
 9.001 -  9.500..............         50,607,178    1,508        5.84          33,559    9.267      296.51        684        92.2
 9.501 - 10.000.............         120,925,546    3,314       13.95          36,489    9.768      296.77        700        97.1
10.001 - 10.500..............         28,016,619      935        3.23          29,964   10.357      296.29        696        92.9
10.501 - 11.000..............         37,215,933    1,072        4.29          34,716   10.812      296.82        681        95.2
11.001 - 11.500..............         10,187,842      311        1.18          32,758   11.365      293.63        676        93.7
11.501 - 12.000..............          6,909,069      223        0.80          30,982   11.881      296.07        668        92.1
12.001 - 12.500..............         15,905,914      447        1.83          35,584   12.353      296.09        622        80.3
12.501 - 13.000..............          4,991,350      144        0.58          34,662   12.676      295.79        600        76.4
Greater than 13.000..........            626,881       17        0.07          36,875   13.830      296.44        642        82.6
                                  --------------  --------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========



         As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 1 was approximately 8.023%.



                                 Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
 Range of Months Remaining            Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
   to Scheduled Maturity            Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 ----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
 73 - 84.....................     $        7,150        1        0.00%     $    7,150    9.500%      73.00        725        94.6%
 85 - 96.....................             40,770        2        0.00          20,385    7.545       93.27        700        88.1
 97 - 108....................             20,200        1        0.00          20,200    6.250       97.00        663        83.2
109 - 120....................            243,178        2        0.03         121,589    6.944      112.00        690        82.9
169 - 180....................            318,033       10        0.04          31,803    8.925      177.51        723        96.8
193 - 204....................             23,053        2        0.00          11,527    7.805      201.59        723        92.2
205 - 216....................            258,198       12        0.03          21,517    7.499      212.99        698        67.7
217 - 228....................          1,161,160       69        0.13          16,828    8.018      224.24        685        81.1
229 - 240....................          7,143,225      330        0.82          21,646    8.678      234.01        696        85.0
241 - 252....................            144,123        7        0.02          20,589    8.404      244.00        663        86.2
253 - 264....................            483,143       25        0.06          19,326    6.837      259.60        723        83.5
265 - 276....................          2,103,475      120        0.24          17,529    7.233      273.88        723        84.2
277 - 288....................          5,715,972      261        0.66          21,900    7.604      283.18        709        82.7
289 - 300....................        837,043,607   23,574       96.55          35,507    8.029      297.34        703        88.4
349 - 360....................         12,289,752      382        1.42          32,172    7.605      359.52        716        92.6
                                  --------------  --------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========


         As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 1 was approximately 297.

         The above table assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

                                   Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
Range of Combined Loan-to-            Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
     Value Ratio (%)                Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
-----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
 0.01 -  10.00..............      $      107,833        4        0.01%     $   26,958    8.414%     295.42        744         9.7%
10.01 -  20.00...............            302,451       12        0.03          25,204    6.703      294.59        698        17.6
20.01 -  30.00...............          1,633,070       44        0.19          37,115    6.038      295.07        722        26.7
30.01 -  40.00...............          4,849,080      134        0.56          36,187    6.229      296.40        722        35.8
40.01 -  50.00...............         14,097,201      397        1.63          35,509    6.720      297.39        710        45.9
50.01 -  60.00...............         26,817,804      748        3.09          35,853    6.564      296.31        705        55.6
60.01 -  70.00...............         66,761,762    1,774        7.70          37,633    6.726      296.64        700        66.9
70.01 -  80.00...............         97,631,121    2,630       11.26          37,122    7.064      296.39        691        77.7
80.01 -  90.00...............        229,842,195    7,820       26.51          29,392    8.540      296.59        696        88.7
90.01 - 100.00...............        424,952,523   11,235       49.01          37,824    8.331      298.04        710        98.4
                                  --------------  --------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========


         As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 1 was approximately 88.35%.

         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                      Geographic Distribution for the Group 1 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
         State                      Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 ----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
Alabama......................      $  11,148,946      431        1.29%     $   25,868    7.899%     296.56        712        95.9%
Alaska.......................          2,847,169       61        0.33          46,675    7.675      297.13        689        87.3
Arkansas.....................             44,700        1        0.01          44,700    8.750      297.00        704       100.0
Arizona......................         56,022,403    1,584        6.46          35,368    8.032      296.49        707        90.3
California...................        143,134,054    3,175       16.51          45,082    8.189      296.43        698        82.1
Colorado.....................         31,223,595      910        3.60          34,312    7.838      296.68        711        93.2
Connecticut..................          8,349,846      226        0.96          36,946    8.137      298.52        692        85.4
Delaware.....................          2,006,262       59        0.23          34,004    8.010      299.58        689        85.7
District of Columbia.........          1,137,542       27        0.13          42,131    6.823      298.24        689        81.7
Florida......................        100,892,239    2,980       11.64          33,856    8.147      297.70        708        88.8
Georgia......................         21,922,399      713        2.53          30,747    7.997      296.79        702        93.9
Hawaii.......................         12,222,275      233        1.41          52,456    7.878      295.03        715        81.3
Idaho........................          9,163,721      342        1.06          26,795    8.417      296.93        707        93.2
Iowa.........................          2,676,704      111        0.31          24,114    8.140      298.13        702        93.9
Illinois.....................         38,277,515    1,071        4.41          35,740    8.108      297.19        702        91.7
Indiana......................          9,588,335      393        1.11          24,398    7.655      297.03        704        94.1
Kansas.......................          4,504,105      166        0.52          27,133    7.895      297.85        704        94.0
Kentucky.....................          7,878,488      281        0.91          28,037    7.694      297.35        704        91.3
Louisiana....................          6,591,030      247        0.76          26,684    7.776      296.24        704        90.0
Maine........................          2,783,268       78        0.32          35,683    6.972      300.66        701        85.1
Maryland.....................         16,890,537      430        1.95          39,280    8.041      297.25        692        84.8
Massachusetts................         20,918,122      490        2.41          42,690    8.134      297.15        702        85.8
Michigan.....................         21,079,973      748        2.43          28,182    7.820      308.12        701        93.2
Minnesota....................         12,994,884      357        1.50          36,400    7.609      297.05        710        90.2
Mississippi..................          2,554,502       95        0.29          26,889    7.519      296.86        697        92.3
Missouri.....................         12,642,738      475        1.46          26,616    7.808      297.01        704        92.9
Montana......................          4,839,957      164        0.56          29,512    7.438      297.38        716        85.1
Nebraska.....................          1,661,167       61        0.19          27,232    8.260      301.99        691        93.6
New Hampshire................          5,742,848      150        0.66          38,286    7.602      298.01        691        85.9
New Jersey...................         26,508,633      652        3.06          40,657    8.396      297.15        694        85.6
New Mexico...................          4,335,154      141        0.50          30,746    7.919      298.52        709        91.5
Nevada.......................         53,996,744    1,352        6.23          39,938    8.369      297.36        710        88.4
New York.....................         25,644,478      660        2.96          38,855    7.520      297.69        699        80.3
North Carolina...............         17,823,506      644        2.06          27,676    7.724      296.34        705        92.6
North Dakota.................            508,103       21        0.06          24,195    7.776      295.54        693        94.7
Ohio.........................         18,793,381      723        2.17          25,994    8.073      295.84        701        94.0
Oklahoma.....................          4,684,833      192        0.54          24,400    7.983      293.47        705        92.4
Oregon.......................         10,265,968      301        1.18          34,106    7.824      295.78        701        90.4
Pennsylvania.................         19,137,891      600        2.21          31,896    7.894      296.65        696        87.5
Rhode Island.................          2,858,016       74        0.33          38,622    7.683      297.12        693        84.1
South Carolina...............          9,851,008      340        1.14          28,974    7.901      296.49        709        92.4
South Dakota.................            614,437       24        0.07          25,602    7.884      305.88        694        94.0
Tennessee....................         12,468,952      419        1.44          29,759    7.387      296.72        713        92.0
Texas........................          5,468,957      195        0.63          28,046    8.392      297.25        717        90.7
Utah.........................         13,978,556      466        1.61          29,997    8.138      296.40        708        92.9
Vermont......................            824,662       28        0.10          29,452    7.515      303.06        689        87.6
Virginia.....................         23,897,494      647        2.76          36,936    7.695      298.16        700        85.0
Washington...................         31,210,881      827        3.60          37,740    8.193      297.40        701        92.0
West Virginia................          1,654,580       62        0.19          26,687    7.916      304.53        693        92.1
Wisconsin....................          9,666,669      334        1.11          28,942    7.806      297.43        704        90.3
Wyoming......................          1,062,810       37        0.12          28,725    7.724      296.43        705        90.9
                                  --------------   -------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========

                                  Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
 Range of Credit Scores             Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 ----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
Greater than 850.............      $      30,000        1        0.00%     $   30,000    9.250%     299.00        869        90.0%
841 - 850....................             12,000        1        0.00          12,000    7.625      296.00        843        85.0
821 - 840....................          1,126,772       37        0.13          30,453    7.130      296.00        827        77.2
801 - 820....................         11,000,869      376        1.27          29,258    6.982      299.01        807        79.9
781 - 800....................         34,770,804    1,122        4.01          30,990    7.567      297.15        789        85.5
761 - 780....................         64,806,595    1,980        7.47          32,731    7.684      297.84        770        88.2
741 - 760....................         83,228,694    2,502        9.60          33,265    7.731      296.92        750        89.9
721 - 740....................        111,909,919    3,150       12.91          35,527    7.800      297.74        730        90.4
701 - 720....................        133,543,847    3,676       15.40          36,329    7.912      297.69        710        90.6
681 - 700....................        134,609,834    3,792       15.53          35,498    8.004      297.29        690        89.2
661 - 680....................        137,836,824    3,851       15.90          35,792    8.131      297.43        670        88.9
641 - 660....................         79,500,936    2,223        9.17          35,763    8.371      296.56        651        86.3
621 - 640....................         53,901,623    1,526        6.22          35,322    8.293      296.51        631        83.1
601 - 620....................         12,762,376      333        1.47          38,325   10.203      295.24        614        80.2
581 - 600....................          5,870,334      167        0.68          35,152   12.009      295.36        592        77.1
561 - 580....................          1,048,428       33        0.12          31,771   12.347      296.19        574        75.1
Less than or equal to 560....          1,035,184       28        0.12          36,971   11.685      289.35        533        75.7
                                  --------------  --------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========


         As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 1 was approximately 703.



                                           Property Type for the Group 1 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
         Property Type              Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 ----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
Single Family Residence......      $ 565,155,884   16,566       65.19%     $   34,115    7.881%     297.21        700        87.0%
Planned Unit Development (PUD)       162,748,391    4,349       18.77          37,422    8.041      297.32        709        90.9
Low-Rise Condominium.........         93,913,770    2,876       10.83          32,654    8.363      297.58        714        92.0
2-4 Units....................         36,282,091      745        4.18          48,701    9.085      297.43        706        87.6
High-Rise Condominium........          8,894,903      262        1.03          33,950    8.792      297.40        712        89.9
                                  --------------  --------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========

                                           Gross Margins for the Group 1 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
 Range of Gross Margins (%)         Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 ----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
Less than or equal to 0.000..     $   55,834,992    1,572        6.44%     $   35,518    5.731%     296.97        742        70.0%
0.001 - 0.250................         25,691,295      680        2.96          37,781    5.964      298.01        694        65.6
0.251 - 0.500................         63,451,294    1,727        7.32          36,741    6.268      296.80        715        77.1
0.501 - 0.750................         16,266,750      403        1.88          40,364    6.603      301.49        715        78.5
0.751 - 1.000................         36,756,064      951        4.24          38,650    6.885      299.26        715        87.5
1.001 - 1.250................         39,392,807    1,093        4.54          36,041    6.811      297.99        672        76.0
1.251 - 1.500................         30,709,989      834        3.54          36,823    7.219      299.86        717        92.0
1.501 - 1.750................         30,325,602      763        3.50          39,745    7.552      300.41        696        83.9
1.751 - 2.000................         61,866,311    2,021        7.14          30,612    7.647      296.21        723        90.6
2.001 - 2.250................         42,781,288    1,265        4.93          33,819    7.876      296.45        698        88.5
2.251 - 2.500................        113,713,606    3,364       13.12          33,803    7.979      296.98        731        96.5
2.501 - 2.750................         30,839,686      818        3.56          37,701    8.560      297.35        701        91.0
2.751 - 3.000................         48,555,578    1,453        5.60          33,417    8.447      296.50        678        91.9
3.001 - 3.250................         10,629,403      322        1.23          33,011    8.749      295.46        694        93.4
3.251 - 3.500................        126,114,412    3,426       14.55          36,811    9.035      297.35        696        97.8
3.501 - 3.750................         16,344,316      566        1.89          28,877    9.158      295.32        704        93.2
3.751 - 4.000................         12,770,083      407        1.47          31,376    9.769      296.90        691        92.2
4.001 - 4.250................         18,151,197      608        2.09          29,854    9.913      296.18        696        93.4
4.251 - 4.500................         25,414,041      665        2.93          38,217   10.375      296.56        681        96.0
4.501 - 4.750................         20,369,478      645        2.35          31,581    9.118      298.09        669        94.6
4.751 - 5.000................          4,787,338      139        0.55          34,441   10.180      296.36        678        95.0
5.001 - 5.250................          6,687,838      192        0.77          34,832   11.299      292.32        671        93.4
5.251 - 5.500................          2,940,315      113        0.34          26,020    9.600      294.06        662        94.8
5.501 - 5.750................          4,894,976      151        0.56          32,417   11.767      297.60        665        91.4
5.751 - 6.000................          1,267,511       34        0.15          37,280   10.807      296.12        677        94.3
6.001 - 6.250................         14,544,429      415        1.68          35,047   12.312      296.04        618        79.3
6.251 - 6.500................          4,535,587      132        0.52          34,361   12.624      296.00        591        75.1
6.501 - 6.750................            643,728       19        0.07          33,880   12.523      295.28        658        85.0
6.751 - 7.000................            308,340       10        0.04          30,834   12.230      296.90        660        92.6
7.251 - 7.500................             77,464        3        0.01          25,821   13.728      297.07        686        91.4
7.501 - 7.750................             65,749        3        0.01          21,916   13.943      296.46        652        87.9
7.751 - 8.000................            131,701        2        0.02          65,850   14.220      297.00        633        59.4
8.501 - 8.750................             97,873        1        0.01          97,873   14.875      295.00        596        79.9
Greater than 10.000..........             34,000        1        0.00          34,000    5.250      300.00        698        90.0
                                  --------------  --------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========



         As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 1 was approximately 2.374%.

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                   Credit Limit Utilization Rates for the Group 1 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
 Range of Credit                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
 Limit Utilization Rates (%)        Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
-----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
 0.01 -  10.00...............     $      925,741      268        0.11%     $    3,454    6.750%     294.83        736        73.6%
10.01 -  20.00...............          3,090,940      397        0.36           7,786    6.839      296.40        725        73.1
20.01 -  30.00...............          5,425,453      423        0.63          12,826    7.007      294.15        720        74.0
30.01 -  40.00...............          8,723,608      517        1.01          16,874    6.765      297.04        721        74.3
40.01 -  50.00...............         13,911,284      666        1.60          20,888    7.079      295.93        712        75.0
50.01 -  60.00...............         17,108,609      686        1.97          24,940    6.969      296.88        709        75.6
60.01 -  70.00...............         22,074,548      789        2.55          27,978    6.905      297.14        707        77.2
70.01 -  80.00...............         29,172,636      890        3.36          32,778    7.203      297.63        706        80.3
80.01 -  90.00...............         36,827,971    1,033        4.25          35,651    7.324      296.56        699        80.8
90.01 - 100.00...............        729,148,752   19,112       84.10          38,151    8.197      297.39        703        90.3
Greater than 100.00..........            585,500       17        0.07          34,441    7.498      280.64        705        94.6
                                  --------------  --------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========


         As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 1 was approximately 89.24%.


                                         Maximum Loan Rates for the Group 1 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
 Maximum Loan Rates (%)             Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
-----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
6.000........................     $       45,809        2        0.01%     $   22,904    6.907%     233.43        664        98.0%
11.949.......................            204,437        2        0.02         102,218    8.419      297.00        690        86.2
12.000.......................             23,744        1        0.00          23,744    6.625      227.00        685        80.0
12.125.......................             57,753        4        0.01          14,438   12.125      299.00        619        76.7
12.375.......................             37,000        1        0.00          37,000   12.375      299.00        580        77.7
12.500.......................             45,843        2        0.01          22,922    7.732      231.44        730        83.1
12.750.......................             22,277        1        0.00          22,277    8.125      234.00        654        66.2
13.000.......................             62,946        1        0.01          62,946    9.250      236.00        647        90.0
14.500.......................             44,700        1        0.01          44,700    8.750      297.00        704       100.0
16.000.......................         42,785,612    1,275        4.93          33,557    7.608      297.57        701        85.5
17.000.......................        105,981,702    3,163       12.22          33,507    8.159      297.68        709        88.9
18.000.......................        699,898,289   19,838       80.73          35,281    7.915      297.26        705        88.7
21.000.......................         17,784,929      507        2.05          35,079   12.418      295.95        609        76.9
                                  --------------  --------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========


         As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 1 was approximately 17.837%.

                                           Credit Limits for the Group 1 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
 Range of Credit Limits ($)         Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
-----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
      0.01 -  10,000.00......     $    3,232,090      404        0.37%     $    8,000    8.704%     294.96        706        86.6%
 10,000.01 -  20,000.00......         61,143,354    4,226        7.05          14,468    8.358      294.74        703        88.0
 20,000.01 -  30,000.00......        151,132,635    6,356       17.43          23,778    8.136      297.32        703        90.5
 30,000.01 -  40,000.00......        149,232,085    4,628       17.21          32,245    8.197      297.67        705        91.1
 40,000.01 -  50,000.00......        133,811,791    3,316       15.43          40,353    7.846      297.82        704        89.0
 50,000.01 -  60,000.00......        107,161,208    2,101       12.36          51,005    8.113      298.03        705        91.4
 60,000.01 -  70,000.00......         81,426,659    1,363        9.39          59,741    8.199      296.99        703        91.8
 70,000.01 -  80,000.00......         44,726,325      726        5.16          61,607    7.853      297.54        698        84.6
 80,000.01 -  90,000.00......         28,368,476      398        3.27          71,278    7.864      296.67        694        84.4
 90,000.01 - 100,000.00......         49,518,499      706        5.71          70,140    7.379      297.01        695        75.7
100,000.01 - 125,000.00......         24,962,529      278        2.88          89,793    7.660      297.64        709        81.6
125,000.01 - 150,000.00......         23,760,726      223        2.74         106,550    7.674      296.49        708        77.4
150,000.01 - 175,000.00......          6,625,035       61        0.76         108,607    7.372      297.06        710        81.7
175,000.01 - 200,000.00......          1,340,574        9        0.15         148,953    7.671      298.34        736        75.4
200,000.01 - 225,000.00......            195,000        1        0.02         195,000   10.250      300.00        768        89.9
225,000.01 - 250,000.00......            358,056        2        0.04         179,028    6.673      297.38        677        59.3
                                  --------------  --------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========


         As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 1 was approximately $40,053.


                                           Lien Priority for the Group 1 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
         Lien Priority              Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
-----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
Second Liens.................     $  866,995,040   24,798      100.00%     $   34,962    8.023%     297.28        703        88.4%
                                  --------------  --------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========



                                         Delinquency Status for the Group 1 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
      Delinquency Status            Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
-----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
Current......................     $  866,995,040   24,798      100.00%     $   34,962    8.023%     297.28        703        88.4%
                                  --------------  --------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========

                                          Origination Year for the Group 1 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
      Origination Year              Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
-----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
1997.........................     $       78,303        5        0.01%     $   15,661    8.185%     204.58        658        86.9%
1998.........................            490,064       26        0.06          18,849    7.345      207.46        712        69.9
1999.........................          4,144,325      204        0.48          20,315    8.119      225.99        695        82.7
2000.........................          4,259,702      187        0.49          22,779    9.024      232.86        692        86.8
2001.........................            233,232       13        0.03          17,941    6.670      254.07        729        86.5
2002.........................            400,384       22        0.05          18,199    6.896      263.67        719        83.2
2003.........................          3,523,470      190        0.41          18,545    7.293      275.00        716        83.7
2004.........................         13,972,475      529        1.61          26,413    8.829      289.35        693        83.5
2005.........................        839,893,085   23,622       96.87          35,556    8.008      298.28        703        88.5
                                  --------------  --------    ---------
     Total...................     $  866,995,040   24,798      100.00%
                                  ==============  ========    =========

                                 Loan Group 2

                                         Principal Balances for the Group 2 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
 Range of Principal Balances ($)    Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 -------------------------------    -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
      0.01 -    10,000.00....   $      1,736,590      303        0.16%     $    5,731    6.791%     297.52        726        76.9%
 10,000.01 -    20,000.00....          6,668,465      415        0.60          16,069    7.017      297.81        719        78.8
 20,000.01 -    30,000.00....         14,854,192      576        1.35          25,789    7.211      299.65        716        81.4
 30,000.01 -    40,000.00....         27,326,614      752        2.48          36,339    7.845      299.32        709        84.8
 40,000.01 -    50,000.00....         58,165,433    1,278        5.27          45,513    8.183      297.74        706        86.4
 50,000.01 -    60,000.00....         57,919,615    1,041        5.25          55,638    8.207      298.21        710        88.5
 60,000.01 -    70,000.00....         60,081,532      923        5.44          65,094    8.136      298.71        709        88.6
 70,000.01 -    80,000.00....         86,689,157    1,149        7.86          75,447    8.267      297.37        709        92.6
 80,000.01 -    90,000.00....         66,132,154      778        5.99          85,003    8.249      297.46        712        93.5
 90,000.01 -   100,000.00....         79,992,126      828        7.25          96,609    8.068      297.57        707        89.6
100,000.01 -   125,000.00....        130,681,557    1,167       11.84         111,981    8.307      297.75        711        92.9
125,000.01 -   150,000.00....        112,578,667      808       10.20         139,330    8.244      297.20        705        89.3
150,000.01 -   175,000.00....         50,975,770      314        4.62         162,343    8.223      297.71        710        88.8
175,000.01 -   200,000.00....         67,336,214      352        6.10         191,296    7.957      297.83        714        85.2
200,000.01 -   225,000.00....         24,019,658      113        2.18         212,563    7.893      298.39        705        84.4
225,000.01 -   250,000.00....         26,966,598      112        2.44         240,773    7.891      297.51        707        83.9
250,000.01 -   275,000.00....         16,888,984       64        1.53         263,890    7.883      297.24        705        84.6
275,000.01 -   300,000.00....         18,387,857       63        1.67         291,871    8.009      296.53        703        81.1
300,000.01 -   325,000.00....         12,217,384       39        1.11         313,266    7.495      295.65        714        83.0
325,000.01 -   350,000.00....         20,099,379       59        1.82         340,667    7.790      297.64        699        83.9
350,000.01 -   375,000.00....          9,898,840       27        0.90         366,624    7.417      297.11        703        85.3
375,000.01 -   400,000.00....         14,169,468       36        1.28         393,596    7.502      297.87        705        82.7
400,000.01 -   425,000.00....         11,135,633       27        1.01         412,431    7.212      297.69        711        86.1
425,000.01 -   450,000.00....          5,687,559       13        0.52         437,505    7.428      297.23        708        82.7
450,000.01 -   475,000.00....          5,996,902       13        0.54         461,300    7.296      292.85        720        82.3
475,000.01 -   500,000.00....         16,366,198       33        1.48         495,945    7.475      296.91        717        80.2
500,000.01 -   525,000.00....          3,597,599        7        0.33         513,943    7.413      296.71        709        86.1
525,000.01 -   550,000.00....          2,725,958        5        0.25         545,192    5.863      297.40        736        87.7
550,000.01 -   575,000.00....          6,745,844       12        0.61         562,154    8.072      297.07        716        85.9
575,000.01 -   600,000.00....          7,656,352       13        0.69         588,950    8.252      297.62        679        76.7
600,000.01 -   625,000.00....          1,849,629        3        0.17         616,543    8.087      297.34        702        84.3
625,000.01 -   650,000.00....          3,878,419        6        0.35         646,403    6.455      297.67        720        76.7
650,000.01 -   675,000.00....          2,010,694        3        0.18         670,231    6.328      298.00        731        87.0
675,000.01 -   700,000.00....          2,782,412        4        0.25         695,603    7.309      297.51        696        70.0
700,000.01 -   725,000.00....          1,435,350        2        0.13         717,675    6.250      296.49        712        73.4
725,000.01 -   750,000.00....          5,200,125        7        0.47         742,875    9.571      299.57        693        86.1
750,000.01 -   775,000.00....          3,047,454        4        0.28         761,863    7.633      297.51        733        86.3
775,000.01 -   800,000.00....          2,386,500        3        0.22         795,500    7.342      298.35        738        88.6
800,000.01 -   825,000.00....          4,092,323        5        0.37         818,465    6.976      297.00        728        79.8
825,000.01 -   850,000.00....          2,532,698        3        0.23         844,233    5.913      296.67        716        80.2
875,000.01 -   900,000.00....          4,449,514        5        0.40         889,903    8.527      296.60        714        85.0
900,000.01 -   925,000.00....          3,681,105        4        0.33         920,276    6.152      297.75        695        83.7
925,000.01 -   950,000.00....          3,785,000        4        0.34         946,250    6.843      298.75        706        79.5
950,000.01 -   975,000.00....          1,932,001        2        0.18         966,001    7.254      298.01        689        70.0
975,000.01 - 1,000,000.00....         10,946,043       11        0.99         995,095    7.834      297.91        717        80.6
Greater than 1,000,000.00....         25,740,436       18        2.33       1,430,024    7.137      297.38        717        78.7
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========

         As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 2 was approximately $96,760.

                                           Loan Programs for the Group 2 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
Description of Loan Programs        Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
----------------------------        -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
10 Year Draw, 20 Year Repay....   $   11,270,755      195        1.02%     $   57,799    7.101%     359.58        729        92.1%
10 Year Draw, 0 Year Repay.....           49,321        1        0.00          49,321    8.000       97.00        770       100.0
5 Year Draw, 10 Year Repay.....          965,729       11        0.09          87,794    8.984      176.49        693        96.2
10 Year Draw, 15 Year Repay (1)    1,090,426,819   11,189       98.82          97,455    8.021      297.19        709        87.7
15 Year Draw, 0 Year Repay.....          371,040        3        0.03         123,680    9.295      173.56        701        88.5
15 Year Draw, 10 Year Repay....          364,338        5        0.03          72,868    7.592      288.17        744        86.9
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========

(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                             Loan Rates for the Group 2 Mortgage Loans



                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
 Range of Loan Rates (%)            Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 ----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
Less than or equal to 3.000..     $       45,570        1        0.00%     $   45,570    2.990%     297.00        694        90.0%
 3.501 -  4.000..............         48,247,979      619        4.37          77,945    3.990      299.40        713        81.4
 4.001 -  4.500..............            609,835       10        0.06          60,983    4.400      295.35        717        94.7
 4.501 -  5.000..............         24,379,997      313        2.21          77,891    4.883      297.60        715        89.3
 5.001 -  5.500..............         11,496,633      101        1.04         113,828    5.307      298.13        725        86.8
 5.501 -  6.000..............         29,537,010      262        2.68         112,737    5.945      298.97        723        84.9
 6.001 -  6.500..............        131,604,759    1,230       11.93         106,996    6.289      297.88        722        80.6
 6.501 -  7.000..............         96,241,478      975        8.72          98,709    6.785      298.52        720        79.4
 7.001 -  7.500..............        121,621,143    1,044       11.02         116,495    7.290      298.86        711        84.9
 7.501 -  8.000..............         93,251,653      893        8.45         104,425    7.838      298.12        709        87.7
 8.001 -  8.500..............        111,491,200    1,244       10.10          89,623    8.305      296.95        716        91.0
 8.501 -  9.000..............        127,173,776    1,441       11.53          88,254    8.820      296.69        708        91.4
 9.001 -  9.500..............         80,228,141      857        7.27          93,615    9.277      297.04        704        92.1
 9.501 - 10.000.............          81,284,415      907        7.37          89,619    9.780      297.00        699        93.8
10.001 - 10.500..............         51,264,689      565        4.65          90,734   10.331      296.46        690        92.7
10.501 - 11.000..............         42,897,824      442        3.89          97,054   10.794      297.29        696        94.4
11.001 - 11.500..............         25,176,635      242        2.28         104,036   11.368      297.18        684        93.6
11.501 - 12.000..............         14,270,956      117        1.29         121,974   11.841      296.80        680        93.1
12.001 - 12.500..............          9,061,187      102        0.82          88,835   12.324      296.95        640        85.3
12.501 - 13.000..............          1,967,526       25        0.18          78,701   12.726      296.79        639        87.6
Greater than 13.000..........          1,595,596       14        0.14         113,971   13.331      297.69        657        95.1
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========

         As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 2 was approximately 8.013%.

                               Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
 Range of Months Remaining            Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
   to Scheduled Maturity            Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 ----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
97 - 108.....................     $       49,321        1        0.00%     $   49,321    8.000%      97.00        770       100.0%
169 - 180....................          1,336,769       14        0.12          95,484    9.070      175.68        695        94.1
205 - 216....................              8,000        1        0.00           8,000    7.375      210.00        782        90.8
217 - 228....................            146,525        4        0.01          36,631    7.109      221.89        730        73.7
229 - 240....................          1,730,794       19        0.16          91,094    6.746      232.19        731        76.4
241 - 252....................             69,497        2        0.01          34,749    6.636      251.69        663        83.4
253 - 264....................            119,710        3        0.01          39,903    6.350      254.38        699        87.9
265 - 276....................          1,017,084       32        0.09          31,784    6.997      273.11        733        76.9
277 - 288....................          3,790,966       88        0.34          43,079    7.384      283.95        730        83.6
289 - 300....................      1,083,908,581   11,045       98.23          98,136    8.027      297.38        709        87.7
349 - 360....................         11,270,755      195        1.02          57,799    7.101      359.58        729        92.1
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========


         As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 2 was approximately 298.

         The above table assumes that the draw period for the mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                   Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
Range of Combined Loan-to-            Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
     Value Ratio (%)                Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
-----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
 0.01 -   10.00..............     $       83,000        2        0.01%     $   41,500    8.925%     295.52        704         9.0%
20.01 -   30.00..............            652,165        7        0.06          93,166    5.758      298.14        716        27.1
30.01 -   40.00..............          1,798,990       30        0.16          59,966    6.100      302.97        721        35.5
40.01 -   50.00..............          8,632,476       94        0.78          91,835    6.496      297.24        726        46.9
50.01 -   60.00..............         20,604,363      236        1.87          87,307    6.469      296.56        716        56.0
60.01 -   70.00..............         83,058,898      763        7.53         108,858    6.782      297.31        709        66.9
70.01 -   80.00..............        175,477,899    1,468       15.90         119,535    7.108      297.16        704        77.7
80.01 -   90.00..............        413,937,185    4,858       37.51          85,207    8.306      297.50        703        88.7
90.01 - 100.00...............        399,203,027    3,946       36.18         101,167    8.488      298.19        716        98.3
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========


         As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 2 was approximately 87.71%.

         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.


                                      Geographic Distribution for the Group 2 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
         State                      Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 ----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
Alabama......................      $   3,997,354       49        0.36%     $   81,579    8.077%     297.30        720        92.0%
Arizona......................         25,504,536      343        2.31          74,357    7.645      297.48        718        88.3
California...................        622,521,324    5,968       56.42         104,310    8.131      297.09        706        88.1
Colorado.....................         21,960,081      234        1.99          93,846    7.747      297.98        714        88.3
Connecticut..................          8,449,122       78        0.77         108,322    7.835      297.26        709        85.4
Delaware.....................          1,581,058       19        0.14          83,214    7.818      298.79        701        87.4
District of Columbia.........          1,977,275       20        0.18          98,864    7.708      297.06        720        88.5
Florida......................         96,846,045      976        8.78          99,228    8.020      298.12        713        85.9
Georgia......................          7,961,979      102        0.72          78,059    7.602      299.37        717        92.1
Hawaii.......................         14,368,305      121        1.30         118,746    8.088      297.54        735        84.6
Idaho........................          2,891,687       28        0.26         103,275    8.802      298.49        739        87.9
Illinois.....................         22,989,908      246        2.08          93,455    7.813      297.93        718        88.6
Indiana......................          1,609,727       25        0.15          64,389    8.049      298.80        717        89.9
Iowa.........................            190,701        6        0.02          31,784    5.963      298.27        722        83.8
Kansas.......................            740,107       11        0.07          67,282    8.028      297.99        724        92.6
Kentucky.....................            948,350       18        0.09          52,686    7.565      297.41        710        91.9
Louisiana....................            851,811       15        0.08          56,787    7.584      296.69        692        89.6
Maine........................            364,660        9        0.03          40,518    6.376      309.24        707        78.6
Maryland.....................         14,097,307      182        1.28          77,458    7.820      298.27        710        87.7
Massachusetts................         21,267,057      251        1.93          84,729    7.856      297.51        710        85.0
Michigan.....................          8,238,126      126        0.75          65,382    7.530      316.78        712        92.7
Minnesota....................          3,844,160       54        0.35          71,188    8.169      297.13        714        89.7
Mississippi..................            574,837       10        0.05          57,484    7.230      297.90        723        84.7
Missouri.....................          2,969,431       42        0.27          70,701    7.531      298.74        719        92.0
Montana......................          1,385,532       21        0.13          65,978    6.646      297.52        703        80.9
Nebraska.....................            133,213        3        0.01          44,404    6.408      319.37        748        77.9
New Hampshire................          2,859,434       32        0.26          89,357    7.029      297.59        711        86.3
New Jersey...................         27,508,915      312        2.49          88,170    7.940      299.98        704        84.6
New Mexico...................            637,312       12        0.06          53,109    7.085      310.18        704        84.4
Nevada.......................         53,766,710      646        4.87          83,230    8.224      297.62        711        88.8
New York.....................         39,032,289      339        3.54         115,139    7.867      297.92        707        81.9
North Carolina...............          6,447,878       86        0.58          74,975    7.406      299.27        718        88.4
Ohio.........................          5,988,657       50        0.54         119,773    7.735      296.29        720        84.9
Oklahoma.....................            592,847       14        0.05          42,346    7.983      296.22        730        93.5
Oregon.......................          6,399,917       71        0.58          90,140    7.072      299.37        711        88.0
Pennsylvania.................          5,512,792       70        0.50          78,754    8.104      301.27        699        86.3
Rhode Island.................          1,481,742       20        0.13          74,087    7.955      299.22        701        86.0
South Carolina...............          3,745,449       40        0.34          93,636    7.349      299.23        729        89.1
South Dakota.................            139,326        2        0.01          69,663    6.319      298.82        725        96.3
Tennessee....................          4,136,987       63        0.37          65,666    6.477      298.09        717        91.6
Texas........................          1,665,573       22        0.15          75,708    7.391      298.03        707        93.5
Utah.........................          4,997,851       70        0.45          71,398    7.755      298.47        721        91.6
Virginia.....................         26,742,915      343        2.42          77,968    7.803      297.79        711        90.1
Vermont......................             75,613        1        0.01          75,613    7.000      294.00        716       100.0
Washington...................         19,858,632      223        1.80          89,052    7.765      296.82        710        91.5
Wisconsin....................          1,572,140       23        0.14          68,354    7.769      307.53        714        88.3
West Virginia................            120,117        3        0.01          40,039    8.050      298.43        741        96.8
Wyoming......................          1,901,211        5        0.17         380,242    5.932      297.92        720        76.8
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========

                                Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
 Range of Credit Scores             Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
-----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
821 - 840....................     $      306,974        5        0.03%     $   61,395    6.535%     297.95        822        82.5%
801 - 820....................         11,815,308      156        1.07          75,739    7.330      297.71        806        86.6
781 - 800....................         49,362,611      591        4.47          83,524    7.364      298.16        789        87.4
761 - 780....................         92,741,090    1,004        8.40          92,372    7.561      298.00        770        87.3
741 - 760....................        112,978,924    1,248       10.24          90,528    7.524      298.12        750        88.4
721 - 740....................        158,670,182    1,536       14.38         103,301    7.708      297.75        730        88.7
701 - 720....................        198,337,941    1,930       17.97         102,766    7.868      297.60        710        88.7
681 - 700....................        182,430,991    1,804       16.53         101,126    8.234      297.40        691        87.7
661 - 680....................        156,489,258    1,625       14.18          96,301    8.385      297.67        670        88.2
641 - 660....................         84,499,652      884        7.66          95,588    8.820      297.08        652        85.4
621 - 640....................         46,657,467      504        4.23          92,574    8.610      297.72        631        83.6
601 - 620....................          7,158,852       84        0.65          85,224    9.777      296.99        615        81.6
581 - 600....................          1,284,497       21        0.12          61,167   12.203      295.47        593        79.9
561 - 580....................            370,626        6        0.03          61,771   11.902      296.76        575        81.2
Less than or equal to 560....            343,629        6        0.03          57,271   10.316      295.27        541        84.2
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========


         As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 2 was approximately 709.


                                           Property Type for the Group 2 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
         Property Type              Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 ----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
Single Family Residence......     $  699,139,414    7,184       63.36%     $   97,319    7.926%     297.74        708        86.9%
Planned Unit Development (PUD)       254,030,440    2,619       23.02          96,995    8.061      297.49        711        89.2
Low-Rise Condominium.........         82,296,443    1,008        7.46          81,643    8.188      297.69        714        90.7
2-4 Units....................         47,025,607      359        4.26         130,991    8.615      297.63        711        87.3
High-Rise Condominium........         20,268,553      212        1.84          95,606    8.356      297.65        717        88.0
Manufactured Housing (1).....            687,544       22        0.06          31,252    6.901      290.15        709        69.9
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========

        ---------------
        (1) Treated as real property.

                                           Gross Margins for the Group 2 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
 Range of Gross Margins (%)         Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 ----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
Less than or equal to 0.000..     $  130,615,330    1,109       11.84%     $  117,778    5.897%     297.98        730        78.7%
0.001 - 0.250................         24,832,666      328        2.25          75,709    6.088      300.44        717        74.6
0.251 - 0.500................         81,747,610      930        7.41          87,901    6.318      298.06        723        80.1
0.501 - 0.750................         36,710,217      332        3.33         110,573    6.636      300.67        710        80.2
0.751 - 1.000................         88,843,808      769        8.05         115,532    7.038      298.30        715        85.0
1.001 - 1.250................         46,722,781      453        4.23         103,141    7.044      299.08        702        85.3
1.251 - 1.500................         46,051,339      458        4.17         100,549    7.411      298.16        719        89.9
1.501 - 1.750................         52,327,182      508        4.74         103,006    7.871      297.17        703        86.4
1.751 - 2.000................         72,513,744      797        6.57          90,983    7.862      297.24        714        91.4
2.001 - 2.250................         52,475,969      625        4.76          83,962    8.133      296.83        718        90.3
2.251 - 2.500................         77,121,903      850        6.99          90,732    8.325      297.35        717        93.0
2.501 - 2.750................         64,596,419      739        5.85          87,411    8.681      296.46        701        90.1
2.751 - 3.000................         56,259,081      659        5.10          85,370    8.834      297.12        706        92.3
3.001 - 3.250................         30,223,776      281        2.74         107,558    9.161      297.26        695        91.7
3.251 - 3.500................         67,712,862      780        6.14          86,811    9.330      297.19        698        94.7
3.501 - 3.750................         20,689,096      209        1.87          98,991    9.670      296.89        698        91.9
3.751 - 4.000................         30,685,784      364        2.78          84,302    9.697      297.04        681        92.0
4.001 - 4.250................         24,514,520      226        2.22         108,471   10.392      296.15        700        93.7
4.251 - 4.500................         27,622,403      292        2.50          94,597   10.494      297.30        693        95.4
4.501 - 4.750................         18,573,446      188        1.68          98,795   10.354      297.62        695        93.2
4.751 - 5.000................          8,725,284       70        0.79         124,647   10.939      296.18        692        90.6
5.001 - 5.250................         16,861,024      177        1.53          95,260   11.332      297.75        678        95.3
5.251 - 5.500................          5,759,403       29        0.52         198,600   11.477      296.02        701        91.1
5.501 - 5.750................          8,413,803       86        0.76          97,835   11.968      297.29        666        94.6
5.751 - 6.000................          2,192,286       20        0.20         109,614   12.170      297.78        662        92.6
6.001 - 6.250................          6,810,975       82        0.62          83,061   12.321      296.64        633        82.9
6.251 - 6.500................          1,867,517       24        0.17          77,813   12.163      296.97        639        87.9
6.501 - 6.750................            326,359        4        0.03          81,590   12.944      297.16        662        92.2
6.751 - 7.000................          1,110,596       11        0.10         100,963   13.250      297.71        662        95.4
7.001 - 7.250................            250,000        1        0.02         250,000   13.375      296.00        642        95.0
7.251 - 7.500................            198,000        1        0.02         198,000   13.625      300.00        659        95.0
7.501 - 7.750................             37,000        1        0.00          37,000   13.875      296.00        626        86.6
7.751 - 8.000................             55,820        1        0.01          55,820   11.250      297.00        646        74.2
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========


         As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 2 was approximately 2.065%.

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                                   Credit Limit Utilization Rates for the Group 2 Mortgage Loans



                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
 Range of Credit                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
 Limit Utilization Rates (%)        Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
 -------------------------------    -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
 0.01 -  10.00...............     $    1,863,620      211        0.17%     $    8,832    7.125%     296.79        734        73.3%
10.01 -  20.00...............          5,793,301      204        0.53          28,399    6.865      296.92        729        77.3
20.01 -  30.00...............          6,517,049      193        0.59          33,767    6.888      297.19        725        77.3
30.01 -  40.00...............         12,704,976      234        1.15          54,295    6.777      297.92        725        77.0
40.01 -  50.00...............         19,730,502      308        1.79          64,060    6.625      297.40        726        80.0
50.01 -  60.00...............         21,671,381      298        1.96          72,723    6.986      297.97        718        78.1
60.01 -  70.00...............         26,897,053      293        2.44          91,799    6.966      296.50        713        79.2
70.01 -  80.00...............         30,583,798      339        2.77          90,218    6.894      298.02        713        80.2
80.01 -  90.00...............         44,330,847      394        4.02         112,515    7.062      299.69        712        79.7
90.01 - 100.00...............        932,559,405    8,921       84.51         104,535    8.212      297.61        708        89.3
Greater than 100.00..........            796,070        9        0.07          88,452    7.961      287.26        680        80.1
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========

         As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 2 was approximately 89.09%.



                                         Maximum Loan Rates for the Group 2 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
    Maximum Loan Rates (%)          Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
-----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
11.949.......................     $      988,079        4        0.09%     $  247,020    7.262%     297.00        770        74.8%
16.000.......................         45,146,729      419        4.09         107,749    7.798      298.23        708        82.8
17.000.......................         97,961,618      996        8.88          98,355    8.012      298.13        713        86.1
18.000.......................        954,400,533    9,906       86.49          96,346    8.001      297.61        709        88.2
21.000.......................          4,951,044       79        0.45          62,671   12.398      295.61        610        77.7
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========


                  As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 2 was approximately 17.837%.

                                           Credit Limits for the Group 2 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
 Range of Credit Limits ($)         Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
-----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
      0.01 -  10,000.00......     $      110,310       14        0.01%     $    7,879    7.573%     312.87        719        83.0%
 10,000.01 -  20,000.00......          2,437,290      172        0.22          14,170    7.141      296.35        718        80.9
 20,000.01 -  30,000.00......          8,625,929      376        0.78          22,941    7.391      300.43        714        82.4
 30,000.01 -  40,000.00......         19,162,417      576        1.74          33,268    8.126      300.44        706        86.6
 40,000.01 -  50,000.00......         53,387,144    1,302        4.84          41,004    8.270      297.50        705        86.5
 50,000.01 -  60,000.00......         52,030,790    1,009        4.72          51,567    8.288      298.42        709        89.4
 60,000.01 -  70,000.00......         55,688,838      927        5.05          60,074    8.281      298.61        709        89.5
 70,000.01 -  80,000.00......         85,950,598    1,213        7.79          70,858    8.291      297.47        709        92.9
 80,000.01 -  90,000.00......         64,920,724      820        5.88          79,172    8.274      297.44        712        94.0
 90,000.01 - 100,000.00......         88,093,553    1,067        7.98          82,562    7.981      297.71        707        88.4
100,000.01 - 125,000.00......        123,453,442    1,179       11.19         104,710    8.411      297.57        711        93.8
125,000.01 - 150,000.00......        118,906,726      956       10.78         124,379    8.147      297.36        704        89.1
150,000.01 - 175,000.00......         45,938,550      317        4.16         144,917    8.309      297.99        711        91.0
175,000.01 - 200,000.00......         76,876,093      497        6.97         154,680    7.890      298.06        713        83.8
200,000.01 - 225,000.00......         23,285,657      134        2.11         173,774    7.850      297.19        705        85.8
225,000.01 - 250,000.00......         30,383,135      162        2.75         187,550    7.809      297.96        706        82.9
250,000.01 - 275,000.00......         15,654,494       72        1.42         217,424    8.008      297.20        701        85.5
275,000.01 - 300,000.00......         20,986,235       94        1.90         223,258    7.928      296.51        702        80.4
300,000.01 - 325,000.00......         10,503,579       40        0.95         262,589    7.697      297.66        712        85.7
325,000.01 - 350,000.00......         20,384,193       75        1.85         271,789    7.672      297.74        703        83.4
350,000.01 - 375,000.00......          9,398,601       32        0.85         293,706    7.563      296.87        709        86.3
375,000.01 - 400,000.00......         17,459,625       57        1.58         306,309    7.498      297.74        708        81.8
400,000.01 - 425,000.00......         10,935,300       32        0.99         341,728    7.062      297.56        716        85.9
425,000.01 - 450,000.00......          6,068,615       22        0.55         275,846    7.457      297.62        706        84.5
450,000.01 - 475,000.00......          6,204,968       16        0.56         387,811    7.535      297.62        720        81.8
475,000.01 - 500,000.00......         23,635,773       70        2.14         337,654    7.142      294.89        718        76.7
500,000.01 - 525,000.00......          2,738,396        6        0.25         456,399    7.789      296.81        696        88.0
525,000.01 - 550,000.00......          3,933,817       10        0.36         393,382    6.281      297.13        733        86.7
550,000.01 - 575,000.00......          4,408,591        8        0.40         551,074    9.239      297.51        726        89.1
575,000.01 - 600,000.00......          7,941,855       18        0.72         441,214    8.145      297.61        683        79.1
600,000.01 - 625,000.00......          3,107,869        9        0.28         345,319    7.155      297.29        717        81.2
625,000.01 - 650,000.00......          3,516,542        9        0.32         390,727    7.054      296.59        720        69.5
650,000.01 - 675,000.00......          2,419,778        4        0.22         604,945    6.653      297.66        728        87.1
675,000.01 - 700,000.00......          3,034,771        6        0.28         505,795    7.210      297.55        710        71.8
700,000.01 - 725,000.00......          1,435,350        2        0.13         717,675    6.250      296.49        712        73.4
725,000.01 - 750,000.00......          6,837,894       11        0.62         621,627    8.920      298.52        700        83.6
750,000.01 - 775,000.00......          1,899,991        3        0.17         633,330    8.420      299.01        741        86.3
775,000.01 - 800,000.00......          4,885,316        8        0.44         610,665    7.304      297.66        719        82.6
800,000.01 - 825,000.00......          3,829,602        5        0.35         765,920    6.697      297.43        723        83.2
825,000.01 - 850,000.00......          2,184,698        4        0.20         546,175    6.558      297.30        716        84.6
850,000.01 - 875,000.00......            672,235        2        0.06         336,118    7.189      295.84        677        85.2
875,000.01 - 900,000.00......          4,449,514        5        0.40         889,903    8.527      296.60        714        85.0
900,000.01 - 925,000.00......          3,660,351        5        0.33         732,070    6.722      297.25        709        84.0
925,000.01 - 950,000.00......          4,708,893        7        0.43         672,699    6.963      298.42        705        80.0
950,000.01 - 975,000.00......          2,857,001        3        0.26         952,334    6.197      298.33        680        78.1
975,000.01 - 1,000,000.00....         15,346,025       20        1.39         767,301    7.422      297.48        724        78.6
Greater than 1,000,000.00....         29,096,931       28        2.64       1,039,176    6.983      297.43        718        79.4
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========

         As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 2 was approximately $113,531.

                                           Lien Priority for the Group 2 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
        Lien Priority               Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
-----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
Second Liens.................     $1,103,448,001   11,404      100.00%     $   96,760    8.013%     297.67        709        87.7%
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========


                                         Delinquency Status for the Group 2 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
        Delinquency Status          Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
-----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
Current......................     $1,103,448,001   11,404      100.00%     $   96,760    8.013%     297.67        709        87.7%
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========



                                          Origination Year for the Group 2 Mortgage Loans


                                                                                                                          Weighted
                                                               Percent of              Weighted    Weighted    Weighted   Average
                                     Aggregate                 Aggregate     Average   Average     Average     Average    Combined
                                     Principal     Number of   Principal     Current    Gross     Remaining     Credit    Loan-to-
                                      Balance      Mortgage     Balance     Principal  Mortgage     Term        Bureau     Value
      Origination Year              Outstanding      Loans    Outstanding    Balance    Rate       (months)   Risk Score   Ratio
-----------------------------       -----------    ---------  -----------   ---------  --------   ---------   ----------  --------
1998.........................     $        8,000        1        0.00%     $    8,000    7.375%     210.00        782        90.8%
1999.........................          1,612,385       17        0.15          94,846    6.736      230.53        730        77.0
2000.........................            264,934        6        0.02          44,156    7.008      236.58        735        71.3
2001.........................            189,207        5        0.02          37,841    6.455      253.39        686        86.3
2002.........................            176,828        4        0.02          44,207    7.185      267.08        716        77.4
2003.........................          1,583,585       49        0.14          32,318    7.118      270.64        737        81.5
2004.........................         11,487,167      195        1.04          58,909    8.411      288.07        713        84.9
2005.........................      1,088,125,896   11,127       98.61          97,791    8.013      297.94        709        87.8
                                  --------------  --------    ---------
     Total...................     $1,103,448,001   11,404      100.00%
                                  ==============  ========    =========

         Mortgage Loan Statistics
         ------------------------

         For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
----        ------------------------------------------------------------------

            (a) Not applicable.

            (b) Not applicable.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWHEQ, INC.


                                         By: /s/ Leon Daniels, Jr.
                                             ---------------------------------
                                                Name:   Leon Daniels, Jr.
                                                Title:  Vice President



Dated:  September 19, 2005